STRATEGIC GLOBAL INCOME FUND, INC.

SEMIANNUAL REPORT

MAY 31, 1999

PAINEWEBBER
c1999 PaineWebber Incorporated
Member SIPC

STRATEGIC GLOBAL INCOME FUND, INC.                            SEMIANNUAL REPORT

[Sidebar]

STRATEGIC GLOBAL
INCOME FUND, INC.

FUND PROFILE

GOAL:
High current income;
secondarily capital
appreciation

PORTFOLIO MANAGER:
Stuart Waugh,
Mitchell Hutchins
Asset Management Inc.

TOTAL NET ASSETS:
$262.4 million as of
May 31, 1999

DIVIDEND PAYMENTS:
Monthly

[End Sidebar]
                                                                   July 15, 1999

Dear Shareholder,

We are pleased to present you with the semiannual report for the Strategic Global Income Fund, Inc. (the "Fund") for the six-month period ended May 31, 1999.

MARKET REVIEW
-------------------------------------------------------------------------------
[Graphic Omitted]

   Lower-rated credits outperformed higher-rated ones for the six-month period ended May 31, 1999. Developed global bond markets, as measured by the Salomon Brothers World Government Bond Index, gained 1.16% hedged into U.S. dollars. The U.S. dollar appreciated over the period, resulting in a 3.62% loss for the Index on an unhedged basis. Japanese bonds posted strong returns, rebounding sharply from the fourth quarter, while European bonds posted moderately positive returns. In contrast, U.S. Treasury bonds fell by 2.02% over the period. Emerging market bond prices rebounded strongly: the JP Morgan Emerging Markets Bond Index Plus (EMBI+) gained 3.19%. We attribute this outperformance to the stabilization of Brazil's currency and foreign exchange reserves, the recovery in oil prices--a large source of foreign exchange earnings and tax revenues in many emerging markets--and economic stabilization in Asia.

OUTLOOK
-------------------------------------------------------------------------------
[Graphic Omitted]

   Emerging market debt valuations are still at historically attractive levels. The prevailing high yields reflect a number of risks: the possibility that Brazil's economy does not meet the IMF targets; and, yet to be determined, the chance that G-7 governments may require emerging market borrowers to renegotiate bondholder payments in any bilateral debt restructuring, as well as limit bondholders' rights in the event of a default.

   Despite these risks, however, most emerging market governments are pursuing sound macroeconomic policies. Mexico cut spending to compensate for lost revenues from oil production. Brazil passed legislation aimed at balancing its budget and Asian economies have built up foreign currency reserves. The emerging market bond sector would benefit from a strengthening worldwide economy and broadening of the recovery in commodity prices. (These trends would improve the balance of payments for most emerging market countries.)

SEMIANNUAL REPORT

[Pie Chart]
Strategic Global
Income Fund, Inc.

Currency Exposure

66.3% US$ Denominated
33.7% Foreign Currency Unhedged
[End Pie Chart]

[Pie Chart]
Strategic Global
Income Fund, Inc.

Asset allocation

22.4% Noninvestment Grade Debt
6.20% Cash and Equivalents
1.70% Net Interest Receivable
69.7% Investment Grade DEbt
[End Pie Chart]

PORTFOLIO REVIEW
===============================================================================
PERFORMANCE

   For the six-month period ended May 31, 1999, the Fund (symbol: SGL) lost 1.28% based on changes in the Fund's net asset value (assuming, for illustration only, that dividends were reinvested at the net asset value on the payable dates) and lost 0.25% based on changes in its share price on the New York Stock Exchange (assuming dividends were reinvested under the Dividend Reinvestment
Plan).

   At May 31, 1999 the Fund's net asset value per share was $12.85, while its share price on the New York Stock Exchange was $11.19. During the six-month period ended May 31, 1999, the Fund paid dividends from net investment income totaling $0.5347 per share. Based on the dividend paid in May and the Fund's market price on May 31, 1999, the Fund's annualized market yield was 9.56%.**

HIGHLIGHTS

[graphic Omitted]

   The Fund recently bought noninvestment grade emerging market debt--primarily Brady bonds issued by Brazil, Mexico, Panama and the Philippines (13.0%).* The latter three are solid BB-rated credits. We believe their creditworthiness will improve if the recovery in world growth continues. Our investment in Brazilian debt reflects our belief that the government initially will succeed in meeting the fiscal targets specified in its IMF agreement and will be able to lower interest rates over the next several quarters. Lower rates increase the chances that Brazil can remain in compliance with IMF targets--if it can, we believe Brazil's external debt will continue to gain value.

   We sold the Fund's positions in Greek drachma Treasury bills as the Kosovo War broke out. While we did not expect the war to directly threaten Greece, we were concerned that Greek bondholders with large profits might liquidate if fighting escalated. We are currently reevaluating Greek bonds.

   In developed markets, we shifted our yield curve strategies in the United Kingdom, where we adopted a bias to falling short rates and a normalizing curve, and in Germany, where we adopted a bias to a flattening of the yield curve. Otherwise, the Fund's strategy remained unchanged over the period. The Fund has a shorter duration in Europe and Japan and a neutral position in the U.S. relative to the Index.

---------------------
*Weightings represent percentages of portfolio assets as of May 31, 1999. The Fund's portfolio is actively managed and its composition will vary over time.

**The fund currently has a managed distribution policy under which regular monthly dividends are paid at a rate based on net asset value.

STRATEGIC GLOBAL INCOME FUND, INC.                            SEMIANNUAL REPORT

SHARE BUYBACKS

   On September 16, 1998, the Fund announced a share buyback of up to 10% of its outstanding shares in an effort to reduce the Fund's discount to its net asset value and increase the return to shareholders. The Fund had repurchased 992,800 shares as of May 31, representing roughly 4.64% of the shares outstanding at the onset of the program.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on Strategic Global Income Fund, Inc. or another fund in the PaineWebber Family of Funds,1 please contact your Financial Advisor.



Sincerely,


/s/MARGO ALEXANDER                      /s/BRIAN M. STORMS
------------------                      ------------------
MARGO ALEXANDER                         BRIAN M. STORMS
Chairman and Chief Executive Officer    President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc. Mitchell Hutchins Asset Management Inc.



/s/STUART WAUGH
---------------
STUART WAUGH
Managing Director, Mitchell Hutchins Asset Management Inc.
Portfolio Manager, Strategic Global Income Fund, Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended May 31, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

-------------------------------------------------------------------------------
1 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS                                                               MAY 31, 1999  (unaudited)

  PRINCIPAL
   AMOUNT                                                             MATURITY           INTEREST
   (000)*                                                               DATES              RATES          VALUE
  --------                                                            ---------          ---------      ---------
LONG-TERM DEBT SECURITIES--91.20%
Brazil--1.89%
US$ 8,681   Federal Republic of Brazil, DCB ..................        04/15/12             5.938%      $ 4,948,170
                                                                                                       -----------

Bulgaria--1.09%
US$ 5,000   Republic of Bulgaria, FLIRB                               07/28/12             2.500#        2,850,000
                                                                                                       -----------

Canada--3.95%
   14,735   Government of Canada .............................  03/01/01 to 09/01/01   7.000 to 7.500   10,362,328
                                                                                                       -----------

Chile--1.01%
US$ 2,813   Empresa Nacional de Electricidad, S. A. ..........  04/01/09 to 02/01/37   7.325 to 8.500    2,659,915
                                                                                                       -----------

France--1.10%
    2,470   Government of France .............................        10/25/25             6.00          2,893,151
                                                                                                       -----------

Germany--5.25%
   12,809   Federal Republic of Germany ......................  09/20/01 to 01/04/28   4.000 to 8.250   13,769,336
                                                                                                       -----------

Italy--2.58%
    5,317   Republic of Italy ................................        04/01/04             8.500         6,756,290
                                                                                                       -----------

Japan--0.88%
US$ 2,330   Sony Corporation .................................        03/04/03             6.125         2,313,648
                                                                                                       -----------

Korea--2.05%
US$ 5,150   Republic of Korea ................................  04/15/03 to 04/15/08   8.750 to 8.875    5,379,675
                                                                                                       -----------

Mexico--8.22%
US$ 2,536   Coca Cola Femsa, S.A. de C.V. ....................        11/01/06             8.950         2,485,280
US$ 3,750   Mexican Multi Year Refinance Loan Participation
              (Salomon Brothers)(2)(6) .......................        03/20/05             6.063         3,103,125
US$ 3,755   Pemex Finance Limited ............................        11/15/03             6.125         3,759,844
US$12,032   United Mexican States, DISC (3) ..................        12/31/19             5.875         9,986,560
US$ 3,000   United Mexican States, PAR (4) ...................        12/31/19             6.250         2,231,250
                                                                                                       -----------
                                                                                                        21,566,059
                                                                                                       -----------
Morocco--3.99%
US$ 8,576   Kingdom of Morocco Loan Participation, Tranche A
              (JP Morgan)(2)(6) ..............................        01/01/09             5.906         6,732,309
US$ 4,762   Kingdom of Morocco Loan Participation, Tranche A
              (Salomon Brothers)(2)(6) .......................        01/01/09             5.906         3,738,096
                                                                                                       -----------
                                                                                                        10,470,405
                                                                                                       -----------
Netherlands--4.27%
    9,793   Government of Netherlands ........................  05/15/00 to 09/15/01   8.750 to 9.000   11,201,666
                                                                                                       -----------
New Zealand--2.15%
    9,423   Government of New Zealand ........................        03/15/02            10.000         5,638,346
                                                                                                       -----------
Panama--2.14%
US$ 2,896   Republic of Panama ...............................        04/01/29             9.375         2,838,080
US$ 3,882   Republic of Panama, PDI (7) ......................        07/17/16             5.938         2,794,722
                                                                                                       -----------
                                                                                                         5,632,802
                                                                                                       -----------

4

STRATEGIC GLOBAL INCOME FUND, INC.


  PRINCIPAL
   AMOUNT                                                             MATURITY         INTEREST
   (000)*                                                               DATES            RATES            VALUE
  --------                                                            ---------        ---------        ---------
LONG-TERM DEBT SECURITIES (concluded)
Philippines--2.27%

US$ 5,000   Republic of Philippines, FLIRB, Series B .........        06/01/08           6.000%        $ 4,600,000
US$ 1,390   Republic of Philippines ..........................        04/15/08           8.875           1,352,331
                                                                                                       -----------
                                                                                                         5,952,331
                                                                                                       -----------
Poland--4.99%
   20,011   Republic of Poland ............................... 06/12/02 to 02/12/03     12.000           5,125,896
US$13,000   Republic of Poland, PAR                                   10/27/24           3.000#          7,962,500
                                                                                                       -----------
                                                                                                        13,088,396
                                                                                                       -----------

Russia--0.23%
US$   289   Russian IAN @ ....................................        12/15/15           5.969              25,693
US$ 8,420   Russian Principal Loan (Chase Manhattan Bank) (2)(6)@     12/20/20           5.969             589,400
                                                                                                       -----------
                                                                                                           615,093
                                                                                                       -----------

Tunisia--1.11%
US$ 3,500   Banque Centrale de Tunisie .......................        09/19/27           8.250           2,922,500
                                                                                                       -----------

United Kingdom--11.28%
   16,006   United Kingdom Gilt .............................. 07/14/00 to 07/12/11  6.500 to 13.000    29,591,111
                                                                                                       -----------

United States--28.83%
    1,825   Associates Corporation of North America ..........        11/01/03           5.750           1,779,399
    3,740   CIT Group Incorporated ...........................        02/15/04           5.500           3,610,252
    5,700   Clorox Corporation ...............................        07/15/01           8.800           6,008,513
NZD 2,325   Federal National Mortgage Association ............        06/20/02           7.250           1,285,237
   11,845   Federal National Mortgage Association ............  04/15/03 to 05/15/08  5.750 to 6.000    11,753,640
    6,000   Ford Motor Credit Corporation ....................        09/10/02           6.550           6,037,302
    6,000   General Motors Acceptance Corporation ............        11/10/03           5.750           5,835,672
    2,700   Lear Corporation .................................        05/15/05           7.960           2,637,911
   26,735   U.S. Treasury Bonds(1) ...........................  08/31/00 to 2/15/29   4.625 to 6.500    26,433,814
   10,633   U.S. Treasury Inflation Index Notes ..............  01/15/08 to 04/15/28      3.625         10,268,999
                                                                                                       -----------
                                                                                                        75,650,739
                                                                                                       -----------

Venezuela--1.92%
US$ 2,808   Republic of Venezuela                                     09/15/27           9.250           1,804,140
US$ 4,825   Republic of Venezuela, PAR(5)                             03/31/20           6.750           3,232,750
                                                                                                       -----------
                                                                                                         5,036,890
                                                                                                       -----------
Total Long-Term Debt Securities (cost - $251,871,664)                                                  239,298,851
                                                                                                       ----------

SHORT-TERM DEBT SECURITY--5.58%

Australia--0.91%
    3,670   Australia Treasury Bill ..........................        07/15/99           4.630 (8)     2,384,052
                                                                                                       ---------
United States--4.67%
   12,170   U.S. Treasury Notes ..............................        08/15/99           8.000        12,246,063
                                                                                                       ---------
Total Short-Term Debt Securities (cost -$15,005,405) .........                                        14,630,115
                                                                                                       ---------


                                                                               5
STRATEGIC GLOBAL INCOME FUND, INC.


 PRINCIPAL
   AMOUNT                                                             MATURITY         INTEREST
    (000)                                                               DATE             RATE             VALUE
  --------                                                            ---------        ---------       ---------

REPURCHASE AGREEMENT--3.84%
  $ 10,073  Repurchase agreement dated 05/28/99 with J.P. Morgan
              Securities Incorporated, collateralized by $10,048,000
              U.S. Treasury Notes, 5.375% due 06/30/00
              (value-$10,274,482); proceeds: $10,078,361
              (cost-$10,073,000)                                      06/01/99           4.790%     $ 10,073,000
                                                                                                    ------------
Total Investments (cost-$276,950,069)-100.62%                                                        264,001,966
Liabilities in excess of other assets-(0.62%)                                                         (1,631,026)
                                                                                                    ------------
Net Assets-100.00%                                                                                  $262,370,940
                                                                                                    ============

---------------------
Note: The Portfolio of Investments is listed by the issuer's country of origin.
*     In local currency unless otherwise indicated.
DCB   Debt Conversion Bond.
DISC  Discount Bond.
FLIRB Front-loaded Interest Reduction Bond.
IAN   Interest Accrual Note.
PAR   Par Bond.
PDI   Past Due Interest Bond.
NZD   New Zealand Dollars.
US$   United States Dollars.
      Reflects rate at May 31, 1999 on variable coupon rate instruments.
#     Reflects rate at May 31, 1999 on step coupon rate instruments.
@     Non-income producing security.
(1) Security, or portion thereof, was on loan at May 31, 1999.
(2) Participation interest was acquired through the financial institution indicated parenthetically. (3) With an additional 17,818,000 recoverable rights attached maturing on 06/30/03 with no market value. (4) With an additional 3,000,000 recoverable rights attached maturing on 06/30/03 with no market value.
(5) With 24,125 oil warrants attached expiring on 04/15/20 with no market value.
(6)   Illiquid securities representing 5.40% of net assets.
(7)   Interest may be capitalized.
(8)   Interest rate shown is discount rate at date of purchase.






                 See accompanying notes to financial statements
6

STRATEGIC GLOBAL INCOME FUND, INC.

FORWARD FOREIGN CURRENCY CONTRACTS
                                                                                                              Unrealized
                                                                                                              Appreciation
                                           Contracts to Deliver     In Exchange for       Maturity Dates      (Depreciation)
                                               ----------------     ---------------         ------------       ----------
British Pounds ........................          7,220,000         US$ 11,544,3120     6/08/99 to 06/28/99     $(20,049)
British Pounds ........................          6,580,000         US$ 10,574,060            07/13/99            36,550
Canadian Dollars ......................          5,952,000         US$  4,099,174            06/07/99            57,237
Euros ........................                   6,230,000         US$  6,597,134            06/24/99            99,833
Greek Drachmas ........................      1,554,138,000         US$  5,176,664            06/28/99           212,287
New Zealand Dollars ...................          5,000,000         US$  2,513,500            07/06/99          (166,522)
New Zealand Dollars ...................          3,525,000         US$  1,790,700            07/06/99           (98,715)
U.S. Dollars ..........................         20,645,137         EUR 19,375,0000     6/14/99 to 06/24/99     (442,884)
U.S. Dollars ..........................          5,083,368         GRD1,554,138,000          06/28/99          (118,991)
U.S. Dollars ..........................         12,900,105         JPY1,600,000,000          06/07/99           339,096
U.S. Dollars ..........................          2,455,000         NZD  5,000,000            07/06/99           225,022
U.S. Dollars ..........................          1,730,775         NZD  3,525,000            07/06/99           158,640
                                                                                                               --------
                                                                                                               $281,504
                                                                                                               ========

---------------------------
Currency Type Abbreviation:
EUR - Euros
GRD - Greek Drachmas
JPY - Japanese Yen
NZD - New Zealand Dollars
US$ - United States Dollars


INVESTMENTS BY TYPE OF ISSUER



                                                    Percentage of Net Assets
                                                  ----------------------------
                                                     Long-term    Short-term
                                                     ---------    ---------



Government and other public issuers ..............     77.06%       5.58%
Repurchase agreements ............................        --        3.84
Financial ........................................      7.58          --
Consumer Products ................................      2.29          --
Oil/Gas ..........................................      1.43          --
Utilities--Electric & Water ......................      1.01          --
Industrial .......................................      0.95          --
Manufacturing ....................................      0.88          --
                                                       -----        ----
                                                       91.20%       9.42%
                                                       =====        ====






                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES                                                          MAY 31, 1999(unaudited)
ASSETS
Investments in securities, at value (cost--$276,950,069) ............................................   $264,001,966
Investments of cash collateral for securities loaned, at value .....................................      11,120,860
Interest receivable ................................................................................       4,855,280
Unrealized appreciation on forward foreign currency contracts ......................................       1,144,902
Other assets .......................................................................................          21,492
                                                                                                        ------------
Total assets .......................................................................................     281,144,500
                                                                                                        ------------

LIABILITIES
Payable for cash collateral for securities loaned ..................................................      11,120,860
Payable for investments purchased ..................................................................       6,209,117
Unrealized depreciation on forward foreign currency contracts ......................................         863,398
Payable to affiliates ..............................................................................         229,505
Payable for shares of capital stock repurchased ....................................................         176,183
Accrued expenses and other liabilities .............................................................         174,497
                                                                                                        ------------
Total liabilities ..................................................................................      18,773,560
                                                                                                        ------------

NET ASSETS
Capital stock - $0.001 par value; total authorized shares - 100,000,000; 20,414,328 shares issued and outstanding
283,442,385
Distributions in excess of net investment ..........................................................      (5,672,913)
Accumulated net realized losses from investment and foreign currency transactions ..................      (2,503,237)
Net unrealized depreciation of investments, other assets, liabilities and forward contracts
 denominated in foreign currencies ................................................................      (12,895,295)
                                                                                                        ------------
Net assets .........................................................................................    $262,370,940
                                                                                                        ============
Net asset value per share ..........................................................................    $      12.85
                                                                                                        ============

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF OPERATIONS

                                                                                                            FOR THE
                                                                                                           SIX MONTHS
                                                                                                              ENDED
                                                                                                          MAY 31, 1999
                                                                                                           (UNAUDITED)
                                                                                                         -------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $16,656)) ............................................     $ 10,206,567
                                                                                                         ------------
EXPENSES:

Investment advisory and administration .............................................................        1,388,589
Custody and accounting .............................................................................          108,719
Reports and notices to shareholders ................................................................           42,274
Legal and audit ....................................................................................           40,762
Transfer agency fees ...............................................................................            9,278
Directors' fees ....................................................................................            5,250
Other expenses .....................................................................................           11,785
                                                                                                         ------------
                                                                                                            1,606,657
                                                                                                         ------------
Net investment income ..............................................................................        8,599,910
                                                                                                         ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT TRANSACTIONS: NET
realized gains (losses) from:
  Investment transactions ..........................................................................          309,215
  Foreign currency transactions ....................................................................       (2,323,475)
Net change in unrealized appreciation/depreciation of:
  Investments ......................................................................................      (11,226,546)
  Other assets, liabilities and forward contracts denominated in foreign currencies ................          130,117
                                                                                                         ------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES ........................................      (13,110,689)
                                                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................................     $ (4,510,779)
                                                                                                         ============


                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      FOR THE
                                                                                                    SIX MONTHS        FOR THE
                                                                                                       ENDED        YEAR ENDED
                                                                                                   MAY 31, 1999    NOVEMBER 30,
                                                                                                    (UNAUDITED)        1998
                                                                                                   -------------   ------------
FROM OPERATIONS:
Net investment income .......................................................................   $   8,599,910    $  19,868,456
Net realized gain on investment transactions ................................................         309,215        3,457,367
Net realized losses from foreign currency transactions ......................................      (2,323,475)      (2,344,342)
Net change in unrealized appreciation/depreciation of:
  Investments ...............................................................................     (11,226,546)      (1,116,313)
  Other assets, liabilities and forward contracts denominated in foreign currencies .........         130,117         (341,222)
                                                                                                -------------    -------------
Net increase (decrease) in net assets resulting from operations .............................      (4,510,779)      19,523,946
                                                                                                -------------    -------------

DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS FROM:

Net investment income .......................................................................     (11,138,742)     (18,535,356)
Net realized gains from investment transactions .............................................              --      (10,578,170)
Paid in capital .............................................................................              --       (1,264,040)
                                                                                                -------------    -------------
                                                                                                  (11,138,742)     (30,377,566)
                                                                                                -------------    -------------

CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased ..................................................................      (8,474,948)      (3,019,634)
                                                                                                -------------    -------------
Net decrease in net assets ..................................................................     (24,124,469)     (13,873,254)

NET ASSETS:
Beginning of period .........................................................................     286,495,409      300,368,663
                                                                                                -------------    -------------
End of period ...............................................................................   $ 262,370,940    $ 286,495,409
                                                                                                =============    =============




                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Strategic Global Income Fund, Inc. (the "Fund") was incorporated in the State of Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   Valuation of investments--Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last trade price on the Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation (other than short-term debt instruments that mature in 60 days or less). The amortized cost method of valuation generally is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and the investment adviser and administrator of the Fund. Securities and assets for which market quotations are not readily available (including restricted and/or illiquid securities subject to limitations as to their sale) are valued at fair value as determined in good faith under the direction of the Fund's board of directors ("board"). All investments quoted in foreign currencies will be valued in U.S. dollars on the basis of foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

   Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the board.

   REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investments and foreign exchange transactions are calculated on the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

   FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

   Although the Fund's investments denominated in foreign currencies are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations. Certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.

   FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to enhance income, in connection with planned purchases or sales of securities and to hedge the value of portfolio securities denominated in a particular currency.

   The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked to market daily.

   Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

INVESTMENT ADVISER AND ADMINISTRATOR

   The Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund's average weekly net assets. At May 31, 1999, the Fund owed Mitchell Hutchins $228,185 in investment advisory and administration fees.

SECURITY LENDING

   The Fund may lend securities up to 331/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended May 31, 1999, PaineWebber earned $4,575 in compensation as the Fund's lending agent, and the Fund earned compensation of $13,728 net of fees, rebates and expenses. At May 31, 1999, the Fund owed PaineWebber $1,320 for security lending fees. PaineWebber also has been approved as a borrower under the Fund's securities lending program.

   As of May 31, 1999, the Fund's custodian held debt securities having an aggregate value of $11,120,860 as collateral for portfolio securities loaned having a market value of $10,610,939 which was invested in the following repurchase agreement and money market funds:

    NUMBER OF
     SHARES/
    PRINCIPAL
     AMOUNT
   -----------
      4,075   Janus Investment Fund ...................................................   $     4,075
        509   Prime Portfolio .........................................................           509
 11,116,000   Repurchase Agreement with SGCowen Securities Corp. dated 05/28/99, 4.800%
               due 06/01/99 (collateralized by $11,268,000 U.S. Treasury Notes, 5.750%
               due 04/30/03, value 11,338,425) ........................................    11,116,000
        276   Temp Fund Portfolio .....................................................           276
                                                                                          -----------
                                                                                          $11,120,860
                                                                                          ===========

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at May 31, 1999, was substantially the same as the cost of securities for financial statement purposes.

   AtMay 31, 1999, the components of net unrealized depreciation of investments were as follows:
     Gross appreciation (investments having an excess value over cost) ......... $ 3,149,082
     Gross depreciation (investments having an excess of cost over value) ...... (16,097,185)
                                                                                ------------
     Net unrealized depreciation of investments                                 $(12,948,103)
                                                                                ============

   For the six months ended May 31, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $71,075,307 and $70,950,957, respectively.

CAPITAL STOCK

   There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 20,414,328 shares outstanding at May 31, 1999 Mitchell Hutchins owned 10,356 shares.

   For the six months ended May 31, 1999 and the period September 17, 1998 (commencement of repurchase program) through November 30, 1998, the Fund repurchased 736,100 and 256,700 shares, respectively, of common stock at an average market price per share of $11.43 and $11.70, respectively, and a weighted average discount from net asset value of 13.78% and 12.76% per share, respectively. At May 31, 1999 and November 30, 1998, included in paid-in-capital is net the cost of $8,474,948 and $3,019,634, respectively, of common stock repurchased.

FEDERAL INCOME TAX STATUS

   The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                        For the
                                                      Six Months
                                                         Ended
                                                        May 31,               For the Years Ended November 30,
                                                         1999    -------------------------------------------------------
                                                      (unaudited)    1998        1997       1996        1995        1994
                                                       ---------     ----        ----       ----        ----        ----
Net asset value, beginning of period .............  $  13.55    $     14    $  14.42    $  13.41    $  13.07    $  14.92
                                                    --------     -------    --------    --------    --------    --------
Net investment income ............................      0.42        0.94        1.09        1.12        1.19        1.08
Net realized and unrealized gains (losses) from
  investments and foreign currency ...............     (0.66)      (0.02)      (0.36)       1.12        0.27       (1.80)
                                                    --------     -------    --------    --------    --------    --------
Net increase (decrease) from investment operations     (0.24)       0.92        0.73        2.24        1.46        0.72
                                                    --------     -------    --------    --------    --------    --------
Dividends from net investment income .............     (0.53)      (0.87)      (0.96)      (1.19)      (1.12)      (0.82)
Distributions from net realized gains from

  investment and foreign currency transactions ...        --       (0.49)      (0.16)      (0.04)      --          (0.15)
Distributions from paid-in-capital ...............        --       (0.06)        --          --        --          (0.16)
                                                    --------     -------    --------    --------    --------    --------
Total dividends and distributions to shareholders      (0.53)      (1.42)      (1.12)      (1.23)      (1.12)      (1.13)
                                                    --------     -------    --------    --------    --------    --------
Net increase in net asset value resulting from
  repurchase of capital stock ....................      0.07        0.02       --          --          --          --
                                                    --------     -------    --------    --------    --------    --------
Net asset value, end of period ...................  $  12.85    $  13.55    $  14.03    $  14.42    $  13.41    $  13.07
                                                    ========     =======    ========    ========    ========    ========
Market value, end of period ......................  $  11.19    $  11.75    $  11.94    $  12.25    $  11.25    $  11.13
                                                    ========     =======    ========    ========    ========    ========
Total investment return (1) ......................     (0.25)%     10.66%       6.67%      20.80%      11.81%      14.53%
                                                    ========     =======    ========    ========    ========    ========
Ratios/Supplemental Data:
Net assets, end of period (000's) ................  $262,371    $286,495    $300,369    $308,714    $287,159    $279,773
Expenses to average net assets ...................      1.16%*      1.16%       1.20%       1.21%       1.24%       1.27%
Net investment income to average net assets ......      6.19%*      6.82%       7.63%       8.14%       9.20%       8.01%
Portfolio turnover rate ..........................        29%        120%        134%        111%        121%         82%

----------------
*  Annualized
(1)Total investment return is calculated assuming a purchase at market value on the first day of each period reported, reinvestment of all dividends and distributions in accordance with the Fund's Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment return for a period of less than one year has not been annualized. Total investment return does not reflect brokerage commissions.

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION (unaudited)

THE FUND

   Strategic Global Income Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income; capital appreciation is secondary objective in the selection of investments. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., an asset management subsidiary of PaineWebber Incorporated, which has approximately $58.3 billion in assets under management as of June 30, 1999.

SHAREHOLDER INFORMATION

   The Fund's NYSE trading symbol is "SGL." Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal, The New York Times and Barron's, as well as numerous other newspapers.

   An annual meeting of shareholders of the Fund was held on March 18, 1999. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek and Carl W. Schafer were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; and Ernst &Young LLPwas ratified as independent auditors for the Fund for the fiscal year ended November 30, 1999.

PROPOSAL 1

                                                                           Shares           Shares
                                                                           Voted           Withhold
                                                                            For            Authority
                                                                        --------------   ------------
1. TO VOTE FOR OR AGAINST THE ELECTION OF:
Margo N. Alexander .....................................................  19,635,357        709,522
Richard Q. Armstrong ...................................................  19,637,619        707,260
E. Garrett Bewkes, Jr ..................................................  19,625,211        719,668
Richard R. Burt ........................................................  19,636,293        708,586
Mary C. Farrell ........................................................  19,639,073        705,806
Meyer Feldberg .........................................................  19,637,274        707,605
George W. Gowen ........................................................  19,632,589        712,290
Frederic V. Malek ......................................................  19,633,089        711,790
Carl W. Schafer ........................................................  19,636,805        708,074

PROPOSAL 2
                                                                          Shares        Shares         Shares
                                                                           Voted       Withhold         Voted
                                                                            For        Authority       Against

                                                                      -------------- ------------    -----------
2. RATIFICATION OF THE SELECTION OF ERNST &YOUNG LLP AS INDEPENDENT
AUDITORS FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1999                   20,062,362      139,451        143,066
(Broker non-votes and abstentions are included within the "Shares Withhold Authority" totals.)

STRATEGIC GLOBAL INCOME FUND, INC.

YEAR 2000 RISKS

   Like other funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

   Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Fund's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

DIVIDEND REINVESTMENT PLAN

   The Fund has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

   A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

   Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

   Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

STRATEGIC GLOBAL INCOME FUND, INC.

DISTRIBUTION POLICY

   The Fund's board adopted a managed distribution policy in May 1998, which means that the Fund will make regular monthly distributions at an annualized rate equal to 8% of the Fund's net asset value, as determined as of the last trading day during the first week of that month (usually a Friday, unless the New York Stock Exchange is closed that Friday). Prior to May 13, 1998, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses.

   To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would distribute that excess near the end of the fiscal year. If the aggregate amount distributed by the Fund (based on a fixed percentage of its net value) exceeds its taxable income, the amount of that excess would constitute a return of capital for tax purposes.

   Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund's board will annually reassess the annualized percentage of net asset value at which the Fund's monthly distributions will be made.

DIRECTORS

E. Garrett Bewkes, Jr.          Meyer Feldberg
Chairman                        George W. Gowen
Margo N. Alexander              Frederic V. Malek
Richard Q. Armstrong            Carl W. Schafer
Richard R. Burt                 Brian M. Storms
Mary C. Farrell


PRINCIPAL OFFICERS

Margo N. Alexander              Paul H. Schubert
President                       Vice President and Treasurer
Victoria E. Schonfeld           Dennis L. McCauley
Vice President                  Vice President
Dianne E. O'Donnell             Stuart Waugh
Vice President and Secretary    Vice President

INVESTMENT ADVISER
AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019





Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

The financial information included herein is taken from the records of the Fund without examination of independent accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.